Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (this “Amendment”) is entered into as of June 22, 2018, by and among SILVERCREST ASSET MANAGEMENT GROUP LLC, a Delaware limited liability company, SILVERCREST INVESTORS LLC, a Delaware limited liability company, SILVERCREST INVESTORS II LLC, a Delaware limited liability company, SILVERCREST FINANCIAL SERVICES INC., a New York corporation (each, a “Borrower”, and collectively, “Borrowers”), and CITY NATIONAL BANK, a national banking association (“Lender”).

RECITALS

A.	Borrowers and Lender are parties to that certain Credit Agreement, dated as of June 24, 2013 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”).
B.

As of the date hereof, the aggregate principal amount of all Revolving Loans outstanding under the Credit Agreement is $0 and the aggregate principal amount of all Term Loans outstanding under the Credit Agreement is $0.

C.	Borrowers have requested that the Credit Agreement be amended, and Lender is willing to agree to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used in this Amendment without definition shall have the meanings set forth in the Credit Agreement.
2.	Amendments to Credit Agreement.
(a)

Each reference to “June 25, 2018” as it appears in the definition of “Term Loan Draw Date” in Section 1.1 of the Credit Agreement, and in Sections 2.2(a)(i) and (iv) and 2.11(b) of the Credit Agreement, is hereby replaced with a reference to “June 25, 2023”.

(b)	The term “Revolving Credit Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

““Revolving Credit Maturity Date” means the earlier of (a) June 21, 2019 and (b) such earlier date on which the Obligations shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.”

(c)	The term “Term Loan Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

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““Term Loan Maturity Date” means the earlier of (a) June 24, 2025 and (b) such earlier date on which the Obligations shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.”

(d)	Section 2.9(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b)The Term Loan Commitment shall terminate on June 25, 2023.  Prior to the IHI Date, the principal amount of each Term Loan drawn (i) on or prior to June 24, 2020 shall be repaid in twenty equal quarterly installments, and (ii) after June 24, 2020 shall be repaid in equal quarterly installments, with the amount of such installments calculated based on an amortization period from the Term Loan Draw Date with respect to such Term Loan to the Term Loan Maturity Date, with each such payment in the case of both clause (i) and (ii) due and payable on the last Business Day of each March, June, September and December in each year, commencing with the first such date to occur after the applicable Term Loan Draw Date.  In the event that all or any portion of a Term Loan becomes subject to an Interest Hedging Instrument, Borrowers shall make consecutive monthly installments of principal plus interest (with interest determined in accordance with such Interest Hedging Instrument) on the portion of such Term Loan that is subject to such Interest Hedging Instrument on the first day of each month after the IHI Date, with the amount of such monthly principal payments calculated based on an amortization period equal to (x) with respect to each Term Loan drawn on or prior to June 24, 2020, five (5) years less the number of months which have elapsed since the applicable Term Loan Draw Date, and (y) with respect to each Term Loan drawn after June 24, 2020, the period remaining prior to the Term Loan Maturity Date.  The installments of the principal payments of any portion of such Term Loan that is not subject to such Interest Hedging Instrument shall be adjusted at such time, with the amount of such quarterly principal payments calculated based on an amortization period equal to (A) with respect to each Term Loan drawn on or prior to June 24, 2020, five (5) years less the number of quarters which have elapsed since the applicable Term Loan Draw Date, and (B) with respect to each Term Loan drawn after June 24, 2020, the period remaining prior to the Term Loan Maturity Date, with each such payment in the case of both clause (A) and (B) due and payable on the last Business Day of each March, June, September and December in each year, commencing with the first such date to occur after the applicable Term Loan Draw Date.  The remaining outstanding unpaid principal balance of the Term Loans, all accrued and unpaid interest on the Term Loans, all unpaid fees, costs, or expenses that are payable hereunder or under the other Loan Documents in connection with the Term Loan Obligations, and all other Term Loan Obligations shall be due and payable in full, without notice or demand on the earliest of (I) the Term Loan Maturity Date, (II) the date of the acceleration of the Term Loan Obligations in accordance with the terms hereof, and (III) the date of termination of this Agreement pursuant to Section 7.2.”

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3.	Costs and Expenses. Borrowers shall pay to Lender the costs and expenses incurred by Lender in connection with this Amendment, including but not limited to, attorney’s fees and costs.
4.

Amendment Fee.  In consideration of the agreements set forth herein, Borrowers shall pay to Lender an amendment fee in the amount of $26,250 (the “Amendment Fee”), which fee is non-refundable when paid and is fully-earned as of the date of this Amendment.  The Amendment Fee shall be paid in full on the date of this Amendment.

5.	Conditions Precedent. This Amendment shall become effective upon the fulfillment of all of the following conditions to Lender’s satisfaction:
(a)	Lender shall have received this Amendment duly executed by Borrowers.
(b)	Lender shall have received an Acknowledgment and Agreement of Guarantor and Obligor set forth at the end of this Amendment duly executed by Person set forth in the signature page thereof.
(c)	Lender shall have received the Amendment Fee.
(d)	The representations and warranties set forth herein shall be true and correct in all material respects.
(e)	All other documents and legal matters in connection with this Amendment shall be reasonably satisfactory in form and substance to Lender and its counsel.
6.	Reference to and Effect on the Loan Documents.
(a)

Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)

The Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Lender without defense, offset, claim or contribution.

(c)

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

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7.

Ratification.  Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in each Loan Document to which it is a party, in each case as amended hereby, effective as of the date hereof.

8.	Representations and Warranties. Borrower represents and warrants as follows:
(a)

Requisite Power and Authorization.  Each Borrower has all requisite power to execute and deliver this Amendment.  The execution, delivery, and performance by each Borrower of this Amendment have been duly authorized by each Borrower and all necessary action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of any other Person that has not been obtained.

(b)

Binding Agreement.  This Amendment, when executed and delivered by Borrowers, will constitute, the legal, valid, and binding obligations of Borrowers, enforceable against Borrowers in accordance with its terms, except as the enforceability hereof may be affected by: (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (b) the limitation of certain remedies by certain equitable principles of general applicability.

(c)

Representations and Warranties.  The representations and warranties contained in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty already qualified by materiality in the text thereof) on and as of the date of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty already qualified by materiality in the text thereof) as of such earlier date.

(d)	No Default. Immediately after giving effect to the terms of this Amendment, no event has occurred and is continuing that constitutes an Unmatured Event of Default or Event of Default.
9.

Counterparts.  This Amendment may be executed in any number of counterparts (including by facsimile or “pdf”), and by the different parties hereto or thereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which, as applicable, together shall constitute one and the same agreement.  Transmission by facsimile or “pdf” file of an executed counterpart shall be deemed to constitute due and sufficient delivery of such counterpart.  Any party hereto may request an original counterpart of any party delivering such electronic counterpart.

10.	Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF

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LAW PROVISIONS SET FORTH IN, AND SHALL BE SUBJECT TO THE DISPUTE RESOLUTION PROVISIONS OF, THE CREDIT AGREEMENT.

[Signatures follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BORROWERS:

SILVERCREST ASSET MANAGEMENT GROUP LLC,
a Delaware limited liability company

By:/s/ Scott Gerard
Name: Scott Gerard
Title:   Chief Financial Officer

SILVERCREST INVESTORS LLC,
a Delaware limited liability company

By:/s/ Scott Gerard
Name: Scott Gerard
Title:   Chief Financial Officer

SILVERCREST INVESTORS II LLC,
a New York limited liability company

By:/s/ Scott Gerard
Name: Scott Gerard
Title:   Chief Financial Officer

SILVERCREST FINANCIAL SERVICES INC., a New York corporation

By:/s/ Scott Gerard
Name: Scott Gerard
Title:   Chief Financial Officer

[Fourth Amendment to Credit Agreement]

LENDER: CITY NATIONAL BANK By:/s/ Jennifer Velez Name:Jennifer Velez Title:Vice President

[Fourth Amendment to Credit Agreement]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
AND OBLIGOR

The undersigned, being a Guarantor pursuant to a General Continuing Guaranty, dated as of June 24, 2013 (the “Guaranty”), executed by the undersigned in favor of City National Bank (“Lender”), and an Obligor pursuant to an Intercompany Subordination Agreement, dated as of June 24, 2013 (the “Subordination Agreement”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution, delivery and performance thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty and Subordination Agreement; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty or Subordination Agreement.

SILVERCREST L.P.,

a Delaware limited partnership

By:SILVERCREST ASSET MANAGEMENT
GROUP INC.,
a Delaware corporation,
its General Partner

By:/s/ Scott Gerard

Name:Scott Gerard

Title:Chief Financial Officer

[Fourth Amendment to Credit Agreement]